                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 August 9, 2004



                               THE BRINK'S COMPANY
             (Exact Name of registrant as specified in its charter)





           Virginia                     1-9148                 54-1317776
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                    Identification No.)





         P. O. Box 18100
       1801 Bayberry Court
          Richmond, VA                                          23226-8100
(Address of principal executive offices)                        (Zip Code)




                                 (804) 289-9600
              (Registrant's telephone number, including area code)

Item 5.    Other Events and Required FD Disclosure

On August 9, 2004 the Company issued a press release regarding the current status and second quarter impact of its ongoing investigation into the non-payment of certain foreign duties and value-added taxes by a non-U.S. Brink's, Incorporated business unit.
 A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.


 Exhibit

      99.1 Press Release dated August 9, 2004 issued by The Brink's Company.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE BRINK'S COMPANY
                                  (Registrant)



                              By  /s/ Austin F. Reed
                                -----------------------------------------------
                                  Austin F. Reed
                                  Vice President and Secretary


Dated: August 9, 2004

                                  EXHIBIT INDEX


Exhibit
Number                   Description

99.1      Press Release dated August 9, 2004 issued by The Brink's Company.